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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                         reported): December 29, 2004

                 CWMBS, INC., (as depositor under the Pooling
                 and Servicing Agreement, dated as of December
                  1, 2004, providing for the issuance of the
                   CHL Mortgage Pass-Through Trust 2004-29,
                  Mortgage Pass-Through Certificates, Series

                                   2004-29).

                                  CWMBS, INC.
                                  -----------
            (Exact name of registrant as specified in its charter)

    Delaware                      333-109248               95-4449516
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(State or other                   (Commission              (IRS Employer
jurisdiction                      File Number)             Identification No.)
of incorporation)

4500 Park Granada
Calabasas, California                             91302
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(Address of principal                           (Zip Code)
 executive offices)

Registrant's telephone number, including area code (818) 225-3000
                                                   --------------

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8  Other Events
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Item 8.01  Other Events.
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On December 29, 2004, CWMBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of December 1, 2004 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as a seller ("CHL"), Park Granada LLC, as a seller ("Park Granada" and, together with CHL, the "Sellers"), Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer"), and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2004-29. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

Section 9  Financial Statements and Exhibits
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Item 9.01 Financial Statements and Exhibits.
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(a) Financial statements of businesses acquired.
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     Not applicable.

(b) Pro forma financial information.
    --------------------------------

     Not applicable.

(c) Exhibits.
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Exhibit No.    Description
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    99.1 The Pooling and Servicing Agreement dated as of December 1, 2004, by and among the Company, the Sellers, the Master Servicer and the Trustee.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CWMBS, INC.



                                       By: /s/ Darren Bigby
                                           ----------------------
                                           Darren Bigby
                                           Vice President

Dated:  February 16, 2005

                            Exhibit Index
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Exhibit                                                        Page
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99.1     Pooling and Servicing Agreement,
         dated as of December 1, 2004, by
         and among, the Company, the Sellers,
         the Master Servicer and the Trustee.                     6